                                                                   EXHIBIT 10.26

                 SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT
               --------------------------------------------------

          This Sixth Amendment to Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement (the "Amendment") is made this 17/th/ day of November, 2003, by and among WinCup Holdings, Inc. ("WinCup"), Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C. (each individually a "Borrower" and collectively, "Borrowers"), and PNC Bank, National Association ("PNC"), as Lead Arranger and Administrative Agent (defined below), Fleet Capital Corporation ("Fleet"), as Documentation Agent (defined below) and Lenders (defined below).

                                   BACKGROUND
                                   ----------

          A. On December 26, 2001, Borrowers, the financial institutions which are now or which hereafter become a party hereto (individually, a "Lender" and collectively, the "Lenders"), and PNC, as agent for Lenders (PNC in such capacity, the "Agent") entered into a certain Fourth Amended and Restated Revolving Credit and Security Agreement (as amended, modified, renewed, extended, replaced or substituted from time to time, the "Loan Agreement") to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

          B. Borrowers, Agent and Lenders modified certain definitions, terms and conditions contained in the Loan Agreement pursuant to that (i) certain First Amendment to Revolving Credit and Security Agreement dated February 4, 2002 to facilitate the execution of a Commitment Transfer Supplement by and between Lenders and Fleet Capital Corporation, (ii) certain Letter Agreement, dated as of March 21, 2002, among Borrowers, Agent and Lenders, (iii) certain Second Amendment to Revolving Credit, Term Loan and Security Agreement dated March 5, 2003, (iv) certain Third Amendment to Revolving Credit, Term Loan and Security Agreement dated August 1, 2003, (v) certain Fourth Amendment to Revolving Credit, Term Loan and Security Agreement dated September 12, 2003 and
(vi) certain Fifth Amendment to Revolving Credit, Term Loan and Security Agreement dated October 27, 2003.

          C. The Borrowers have requested and the Agent has agreed to modify certain definitions, terms and conditions in the Loan Agreement to increase the credit facilities provided therein.

          D. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

074658.01156/30240935v5

     NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

     1.   Section I of the Loan Agreement shall be amended as follows:

          (a) There shall be added to Section I of the Loan Agreement the following definitions:

               "$50,500,000 Prepayment" shall mean a $50,500,000 prepayment of which $18,000,000 shall be applied to the Term Loans applied first to the First Supplemental Term Loan and then to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, and $32,500,000 of which shall be applied to the outstanding balance of Revolving Advances.

               "$58,500,000 Prepayment" shall mean a $58,500,000 prepayment of which $26,000,000 shall be applied to the Term Loans applied first to the First Supplemental Term Loan and then to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, and $32,500,000 of which shall be applied to the outstanding balance of Revolving Advances.

               "Acquisition Agreement" shall mean the Asset Purchase Agreement including all exhibits and schedules thereto dated as of November 10, 2003 among Polar Plastics Inc., a Delaware corporation and Polar Plastics (NC) Inc., a North Carolina corporation (collectively, "Seller") as seller and Wincup Holdings, Inc., as buyer.

               "First Supplemental Term Loan" shall mean the Advances made pursuant to Section 2.4.1 hereof.

               "First Supplemental Term Loan Maturity Date" shall mean December 1, 2004.

               "First Supplemental Term Loan Note" shall have the meaning set forth in Section 2.4.1 hereof.

               "Gross Proceeds" shall mean the gross cash proceeds received in connection with a Qualified IPO.

               "Polar M&E Appraisal" shall mean that certain orderly liquidation value appraisal dated as of November 12, 2003 prepared by Plastic Asset Solutions.

               "Qualified IPO" means a bona fide underwritten sale to the public of Radnor's common stock pursuant to a registration statement (other than on

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074658.01156/30240935v5

               Form S-8 or any other form relating to securities issuable under any benefit plan of Radnor or any of its Subsidiaries) that is declared effective by the SEC.

               "Term Loans" shall mean collectively, the Term Loan and the First Supplemental Term Loan.

          (b) The following definitions shall be deleted in their entirety and replaced as follows:

               "Advances" shall mean and include the Revolving Advances, Letters of Credit as well as the Term Loans.

               "Applicable Margin" for any period shall be determined by (i) whether a prepayment has been made and (ii) the Fixed Charge Coverage Ratio of Radnor on a Consolidated Basis calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended except calculated for the quarters ended September 30, 2003, December 31, 2003 and March 31, 2004 as set forth in Section 6.5 hereof, which shall be increased or decreased from time to time, as the case may be, so long as no Default or Event of Default shall have occurred and be continuing, as of the first day of each fiscal quarter following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9.7 and 9.8 hereof. The Applicable Margin with respect to Eurodollar Rate Loans shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

            ---------------------------------------------------------------------------
                                      Post $50,500,000          Post $58,500,000
            Current Pricing           Prepayment                Prepayment
---------------------------------------------------------------------------------------
             Revolving      Term       Revolving      Term       Revolving      Term
Fixed        Advances       Loan       Advances       Loan       Advances       Loan
Charge      Eurodollar   Eurodollar   Eurodollar   Eurodollar   Eurodollar   Eurodollar
Coverage       Rate         Rate         Rate         Rate         Rate         Rate
Ratio         Margin       Margin       Margin       Margin       Margin       Margin
---------   ----------   ----------   ----------   ----------   ----------   ----------
Less than         3.00%        3.25%        2.75%        3.00%        2.50%        2.75%
1.15:1
---------------------------------------------------------------------------------------
1.15:1 to         2.75%        3.00%        2.50%        2.75%        2.25%        2.50%
less than
1.50:1
---------------------------------------------------------------------------------------
1.50:1 to         2.50%        2.75%        2.25%        2.50%        2.00%        2.25%
less than
1.75:1
---------------------------------------------------------------------------------------
1.75:1 or         2.25%        2.50%        2.00%        2.25%        1.75%        2.00%
greater
---------------------------------------------------------------------------------------

                                       3
074658.01156/30240935v5

               In the event of a Default or Event of Default hereunder, the Applicable Margin shall be consistent with a Fixed Charge Coverage Ratio of 1.15 to 1 as shown above.

               "Debt Payments" shall mean and include all cash actually expended to make (a) total interest payments on any Indebtedness, plus,
               (b) principal payments on all Indebtedness, plus, (c) taxes actually paid and not accrued.

               "EBITDA" shall mean Net Income plus interest expense, taxes, depreciation and amortization deducted in calculating Net Income for such period, determined in accordance with GAAP, excluding any gain or loss resulting from foreign currency translation adjustments. For purposes of determining EBITDA for all covenant calculations through September 30, 2004, EBITDA may include pro-forma results relating to the U.S. domestic assets acquired from Seller (which may also include adjustments related to Borrowers' synergies resulting from assets acquired from Seller provided that such adjustments are documented pursuant to documentation satisfactory to Agent and Lenders, in their sole discretion).

               "Maximum Revolving Advance Amount" shall mean Fifty Five Million Dollars ($55,000,000) minus the total outstanding principal balance of the First Supplemental Term Loan.

               "Note" shall mean, collectively, the Revolving Credit Note, the Term Note and the First Supplemental Term Loan Note.

               "Term Loan Rate" shall mean an interest rate per annum equal to
               (a) subject to Section 3.1(b), the sum of the Alternate Base Rate plus twenty-five (25) basis points, with respect to Domestic Rate Loans, and (b) the sum of the Eurodollar Rate plus the Applicable Margin with respect to Eurodollar Rate Loans.

     2.   Section II of the Loan Agreement shall be amended as follows:

          (a) Section 2.1(a) shall be deleted in its entirety and replaced as follows:

               2.1  Revolving Advances.

               (a) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.1(b), each Lender, severally and not jointly, agrees to make Revolving Advances to Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the Borrowing Base (as defined below) minus the undrawn or unreimbursed amount of outstanding Letters of Credit unless Borrowers have deposited with Agent cash collateral in

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074658.01156/30240935v5
               such amounts and in accordance with Section 3.2. For purposes hereof, "Borrowing Base" shall mean the lesser of (x) the Maximum Revolving Advance Amount or (y) the sum of:

                    (i) up to 85%, subject to the provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                    (ii) the lesser of (x) $1,000,000 or (y) up to 85%, subject to the provisions of 2.1(b) hereof ("Canadian Receivables Advance Rate"), of Eligible Canadian Receivables, plus

                    (iii) the lesser of (x) $30,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of Eligible Inventory of Borrowers (the Receivables Advance Rate, the Canadian Receivables Advance Rate and the Inventory Advance Rate shall be referred to, collectively, as the "Advance Rates"), plus

                    (iv)  the Stone Mountain Availability, minus

                    (v) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

               The amount derived from the sum of Sections 2.1(a)(y)(i), (ii),
               (iii) and (iv) minus (v) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).

          (b) Section 2.1(b) shall be deleted in its entirety and replaced as follows:

               (b) Discretionary Rights. The Advance Rates may only be increased or decreased by the Agent with the consent of all Lenders, at any time and from time to time in the exercise of their reasonable discretion. Agent shall have the right, in its sole discretion, to institute reserves hereunder; provided however, that Agent may not release any reserves so established without the consent of all Lenders. Borrowers consent to any such increases or decreases and acknowledge that decreasing the Advance Rates or increasing the reserves may limit or restrict Advances requested by any Borrower.

          (c) A new Section 2.4.1 shall be added to the Loan Agreement as follows:

               2.4.1 First Supplemental Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a term loan ("First Supplemental Term Loan") to Borrowers in the sum equal to such Lender's Commitment Percentage of Five Million and 00/100 Dollars ($5,000,000). The First Supplemental Term Loan shall be

                                       5
074658.01156/30240935v5
               advanced on the effective date of this Amendment and shall be, with respect to principal, payable commencing on March 1, 2004 and continuing on June 1, 2004, September 1, 2004 and December 1, 2004 as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this
               Agreement: (a) three (3) consecutive quarterly payments each in the amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) followed by; (b) a final payment of all outstanding principal and interest on the First Supplemental Term Loan plus all fees and expenses then due and owing at the First Supplemental Term Loan Maturity Date, and shall be evidenced by one or more secured promissory notes (collectively, the "First Supplemental Term Loan Note") in substantially the form attached hereto as Exhibit 2.4.1.

          (d) Section 2.6 (a) shall be amended by adding the following sentence at the end:

               The First Supplemental Term Loan shall be due and payable as provided in Section 2.4.1 hereof and in the First Supplemental Term Loan Note, subject to mandatory prepayments as herein provided.

          (e) Section 2.13(a) shall be amended by adding the following sentence:

               "The First Supplemental Term Loan shall be advanced according to the Commitment Percentages of the Lenders."

          (f) Section 2.13(b) shall be amended by adding the following sentence after the first full sentence:

               "Each payment (including each prepayment) by Borrowers on account of the principal of and interest on the Term Note or the First Supplemental Term Loan Note, shall be applied to, that portion of the Term Loans evidenced by the Term Note or the First Supplemental Term Loan Note, pro rata according to the Commitment Percentages of the Lenders."

          (g) Section 2.14 (a) shall be deleted in its entirety and replaced as follows:

               2.14 (a) To the extent required by Section 4.3 hereof, when any Borrower sells or otherwise disposes of any Collateral other than Inventory in the ordinary course of business, Borrowers shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less taxes arising from such sale and the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than one (1) Business Day following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied (x) first, to the outstanding principal installments of the

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074658.01156/30240935v5

               First Supplemental Term Loan in the inverse order of the maturities thereof, (y) second, to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof and (z) third, to the remaining Advances in such order as Agent may determine, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof.

          (h) A new Section 2.14(c) shall be added to the Loan Agreement as follows:

               2.14(c) Upon completion of a Qualified IPO, Borrowers shall make a prepayment equal to eighty four percent (84%) of the Gross Proceeds, the first $18,000,000 of such Gross Proceeds being applied to the Term Loans and the remainder of such Gross Proceeds to the outstanding balance of the Revolving Advances. Amounts applied to the Term Loans shall first be applied to the First Supplemental Term Loan and then to the outstanding principal of the Term Loan in the inverse order of maturities thereof.

     3.   Section III of the Loan Agreement shall be amended as follows:

          (a) Section 3.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

               3.1 Interest. (a) Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period or, for Eurodollar Rate Loans with an Interest Period in excess of three months, at the earlier of (i) each three months on the anniversary date of the commencement of such Eurodollar Rate Loan or (ii) the end of the Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to, subject to 3.1(b) below, (x) with respect to Revolving Advances, the applicable Revolving Interest Rate and (y) with respect to the Term Loans, the applicable Term Loan Rate (as applicable, the "Contract Rate"). Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect. The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, (A) the Obligations other than Eurodollar Rate Loans shall bear interest at the applicable Contract Rate for Domestic Rate Loans plus two percent (2%) per annum and (B) Eurodollar Rate Loans shall bear interest at the applicable Contract Rate for Eurodollar Rate Loans plus two (2%) percent per annum as

                                       7
074658.01156/30240935v5
               applicable (as applicable, the "Default Rate").

               (b) Upon the Borrowers making of a $50,500,000 Prepayment and provided that no Default or Event of Default has occurred or is continuing, interest on all Term Loans that are Domestic Rate Loans shall be charged at a rate equal to the Alternate Base Rate.

          (b) Section 3.4(a) shall be deleted in its entirety and replaced as follows:

               3.4(a) Intentionally Omitted.

     4.   Section V of the Loan Agreement shall be amended as follows:

          (a) Section 5.17 shall be deleted in its entirety and replaced as follows:

               5.17 Disclosure. No representation or warranty made by any Borrower in this Agreement, in the Acquisition Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith or therewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading.

          (b) Section 5.18 shall be deleted in its entirety and replaced as follows:

               5.18. Delivery of Acquisition Agreement. Agent has received complete copies of the Acquisition Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. None of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, except pursuant to a written agreement or instrument which has heretofore been delivered to Agent.

     5.   Section VI of the Loan Agreement shall be amended as follows:

          (a) Section 6.5 shall be deleted in its entirety and replaced as follows:

               6.5. Fixed Charge Coverage Ratio for Radnor on a Consolidated Basis. Cause to be maintained a Fixed Charge Coverage Ratio for Radnor on a Consolidated Basis to be calculated at the end of each fiscal quarter, based on a single quarter for the quarter ended September 30, 2003, based on two quarters for the quarter ended December 31, 2003, based on three quarters for the quarter ended March 31, 2004 and thereafter based on the most recent four fiscal quarters then ended (for purposes of calculating the Fixed Charge Coverage Ratio for quarters ending on or before June 30, 2004, the amount of interest expense attributable to the Senior Notes and the Second Senior Notes shall be equal to one-quarter of the annual interest expense for each quarter included in the test period) equal to or greater than the

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

               amounts set forth below for the periods set forth below:

                   Period                     Fixed Charge Coverage Ratio
                   ------                     ---------------------------
                   September 30, 2003                 0.75 to 1:
                   December 31, 2003                  1.05 to 1;
                   March 31, 2004                     1.00 to 1;
                   June 30, 2004                      1.10 to 1;
                   September 30, 2004                 1.10 to 1; and
                   December 31, 2004 and
                   each quarter thereafter            1.15 to 1.

          (b) Section 6.6 shall be deleted in its entirety and replaced as follows:

               6.6. Funded Debt to EBITDA Ratio. Cause to be maintained a Funded Debt to EBITDA Ratio for Radnor on a Consolidated Basis to be calculated at the end of each fiscal quarter, based on a single quarter for the quarter ended September 30, 2003, based on two quarters for the quarter ended December 31, 2003, based on three quarters for the quarter ended March 31, 2004 and thereafter based on the most recent four fiscal quarters then ended (using an annualized calculation of EBITDA for quarters ending on or before June 30, 2004) not greater than the amounts set forth below for the periods set forth below:

                                                          Funded Debt to
                    Period                                EBITDA Ratio
                    ------                                ------------

                    September 30, 2003                    6.75 to 1;
                    December 31, 2003                     5.20 to 1;
                    March 31, 2004                        5.20 to 1;
                    June 30, 2004                         5.10 to 1;
                    September 30, 2004 and
                    December 31, 2004                     4.50 to 1;
                    March 31, 2005 and each
                    quarter through September 30, 2005    4.25 to 1; and
                    December 31, 2005 and each
                    quarter thereafter                    3.75 to 1.

          (c) A new Section 6.12 shall be added to the Loan Agreement as follows:

               6.12. Exercise of Rights. Enforce in a commercially reasonable manner all of its rights under the Acquisition Agreement and any agreement executed in connection therewith including, but not limited to, all indemnification rights and pursue all remedies available to it with diligence and in good faith in connection with the enforcement of any such rights.

     6.   Section VII of the Loan Agreement shall be amended as follows:

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074658.01156/30240935v5

          (a) The reference to "$13,000,000" contained in Section 7.6 (Capital Expenditures) shall be amended to read "$25,000,000".

          (b) The reference to "$9,000,000" contained in Section 7.11 (Leases) shall be amended to read "$11,000,000".

          (c) A new Section 7.20 shall be added to the Loan Agreement as follows:

               7.20. Other Agreements. Enter into any material amendment, waiver or modification of the Acquisition Agreement or any related agreements.

     7. Section 13.1 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

               13.1. Term. This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of each Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until the last day of the Term unless sooner terminated as herein provided. Borrowers may terminate this Agreement at any time upon fifteen (15) days' prior written notice upon payment in full of the Obligations.

     8. Section 15.2(b) shall be modified by adding a new Section 15.2(b)(vii) as follows:

               (vii) modify either of the definitions of Eligible Inventory or Eligible Receivables if such modification would increase the ability of any Borrower to include Inventory or Receivables in the Borrowing Base.

     9.   Representations and Warranties. Each Borrower hereby:

          (a) reaffirms all representations and warranties made to Agent and Lenders under the Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct as of the date hereof;

          (b) reaffirms all of the covenants contained in the Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

          (c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

          (d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its Articles of Incorporation and By-laws or of any contract or agreement to which it is a party or by which any of its properties are bound; and

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

          (e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

     10. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon satisfaction of the conditions set forth in Section 10 below as well as completion of the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

          (a) Borrowers shall demonstrate, after giving effect to the Advances hereunder, Undrawn Availability of at least $7,000,000;

          (b) The receipt by Agent of each Lender's Commitment Percentage of the Revolving Advances and the Term Loans (in an aggregate amount equal to not less than Sixty-Six Million Two Hundred Thousand Dollars ($66,200,000));

          (c) Agent shall have received all fees which are payable to Agent or to the Lenders as required by the Loan Agreement, this Amendment or any fee letter entered into by Borrowers and Agent;

          (d) Agent shall have received prior to or on the effective date of this Amendment, at Borrowers' expense, the following searches (the results of which are to be consistent with the warranties made by Borrowers in the Loan Agreement and the Other Documents), (i) UCC searches with the Secretary of State and local filing office of each state where Seller is organized, maintains its executive office, a place of business, or assets, and (ii) judgment, state and federal tax lien and corporate tax lien searches, in all applicable filing offices of each state searched under subparagraph (i) above;

          (e) Agent shall have received evidence satisfactory to Agent, that the lien held by POL (NC) QRS 15-25, INC., a Delaware corporation is subordinated to the liens held by the Agent;

          (f) Agent shall have received final executed copies of the Acquisition Agreement and all related agreements, documents and instruments as in effect on the effective date of this Amendment and the transactions contemplated by such documentation shall be consummated prior to or contemporaneously with the making of the Advances;

          (g) Agent shall have received a fully executed collateral assignment of the Acquisition Agreement, in form and substance satisfactory to Agent, from WinCup Holdings, Inc. and Seller;

          (h) Agent shall have received a fully executed collateral assignment, in form and substance satisfactory to Agent, of that certain Promissory Note in the original principal amount of $4,000,000 executed by Michael T. Kennedy in favor of Radnor Management, Inc.;

          (i) Agent shall have received the executed legal opinions of Duane Morris LLP and such other counsel as may be required by the Lenders in form and substance satisfactory to the Lenders which shall cover such matters incident to the transactions

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

contemplated by this Agreement, the Note, and related agreements as Agent may reasonably require and Borrowers hereby authorize and direct such counsel to deliver such opinions to Agent and the Lender;

          (j) Agent shall have received executed landlord waivers and mortgagee waivers from each landlord and/or mortgagee of Borrowers for each lease assumed, or property acquired, in connection with the Acquisition Agreement, each in form and substance satisfactory to Agent and its counsel;

          (k) Agent shall have received the Polar M&E Appraisal, in form and substance satisfactory to Agent;

          (l) Agent shall have received a copy of a recent award letter executed by a major customer of WinCup, in form and substance satisfactory to Agent;

          (m) Agent shall have received evidence of termination, in form and substance satisfactory to Agent, from LaSalle Business Credit, as Agent for Standard Federal National Association (as successor in interest to Mellon Bank, N.A.) of all liens or security interests held by LaSalle Business Credit, LLC in the personal property of Seller; and

          (n) Agent shall have received each Note and each Other Document required by Agent all duly executed by Borrowers.

     11. Further Assurances and Affirmative Covenant. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

     12. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

     13. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

     14.  Miscellaneous.

          (a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

          (b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

          (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                                       12
074658.01156/30240935v5

          (d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

          (e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                      [Signatures begin on following pages]

                                       13
074658.01156/30240935v5

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                        WINCUP HOLDINGS, INC.


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        RADNOR CHEMICAL CORPORATION


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        STYROCHEM U.S., LTD.
                                        By: StyroChem GP, LLC, its
                                            General Partner
                                         By: Radnor Chemical Corporation, its
                                             Sole Member


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        RADNOR HOLDINGS CORPORATION


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        RADNOR DELAWARE II, INC.


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        STYROCHEM DELAWARE, INC.


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                              Signature Page 1 of 4

074658.01156/30240935v5

                                        WINCUP TEXAS, LTD.
                                        By: WinCup GP, LLC, its General Partner
                                         By: WinCup Holdings, Inc., its
                                             Sole Member


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        STYROCHEM GP, L.L.C.
                                        By: Radnor Chemical Corporation, its
                                            Sole Member


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        STYROCHEM LP, L.L.C.
                                        By: Radnor Chemical Corporation, its
                                            Sole Member


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        WINCUP GP, L.L.C.
                                        By: WinCup Holdings, Inc. its
                                            Sole Member


                                        By:  /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer


                                        WINCUP LP, L.L.C.
                                        By: WinCup Holdings, Inc. its
                                            Sole Member


                                        By: /s/ R. Radcliffe Hastings
                                            ------------------------------------
                                        R. Radcliffe Hastings,
                                        Sr. Vice President, Treasurer

                              Signature Page 2 of 4

074658.01156/30240935v5

                                        Agents:
                                        ------
                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Agent


                                        By: /s/ Janeann Fehrle
                                            ------------------------------------
                                            Janeann Fehrle, Vice President


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Lead Arranger and Administrative Agent


                                        By: /s/ Janeann Fehrle
                                            ------------------------------------
                                            Janeann Fehrle, Vice President


                                        FLEET CAPITAL CORPORATION,
                                        as Documentation Agent


                                        By: /s/ Robert Anchundia
                                            ------------------------------------
                                        Name: Robert Anchundia
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

                                        Lenders:
                                        -------

                                        PNC BANK, NATIONAL ASSOCIATION,
                                        as Lender


                                        By: /s/ Janeann Fehrle
                                            ------------------------------------
                                            Janeann Fehrle, Vice President
                                        Commitment Percentage: 33.3333%


                                        FLEET CAPITAL CORPORATION, as Lender


                                        By: /s/ Robert Anchundia
                                            ------------------------------------
                                        Name: Robert Anchundia
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Commitment Percentage: 27.7778%

                             Signature Page 3 of 4

074658.01156/30240935v5

                                        LASALLE BUSINESS CREDIT, LLC,
                                        as Lender


                                        By: /s/ Ellen T. Cook
                                            ------------------------------------
                                        Name: Ellen T. Cook
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Commitment Percentage: 27.7778%


                                        FIFTH THIRD BANK,
                                        as Lender


                                        By: /s/ Donald K. Mitchell
                                            ------------------------------------
                                        Name: Donald K. Mitchell
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------
                                        Commitment Percentage: 11.1111%

                             Signature Page 4 of 4

074658.01156/30240935v5